Ex 10.2

Lindsay Corporation Nonqualified

Deferred Compensation Plan

Adoption Agreement

Cake 2018

Cake 2018

1.01	Preamble	1
1.02	Plan	1
1.03	Plan Sponsor	1
1.04	Employer	1
1.05	Administrator	1
1.06	Key Employee Determination Dates	1
2.01	Participation	1
3.01	Compensation	1
3.02	Bonuses	1
4.01	Participant Contributions	1
5.01	Employer Contributions	1
6.01	Distributions	1
7.01	Vesting	1
8.01	Unforeseeable Emergency	1
9.01	Investment Decisions	1
10.01	Trust	1
11.01	Termination Upon Change In Control	1
11.02	Automatic Distribution Upon Change In Control	1
11.03	Change In Control	1
12.01	Governing State Law	1
Appendix A		1

April 2021 i

Adoption Agreement

1.01 Preamble

By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

☒ adopts a new plan as of May 1, 2022

☐ amends and restates its existing plan as of FORMTEXT [month, day, year] which is the Amendment Effective Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Effective Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Effective Date.

Original Effective Date: FORMTEXT [month, day, year]

Pre-409A Grandfathering: ☐ Yes ☐ No

1.02 Plan

Plan Name:	Lindsay Corporation Nonqualified Deferred Compensation Plan

Plan Year:	calendar

1.03 Plan Sponsor

Name:	Lindsay Corporation

Address:	18135 Burke Street, Suite 100, Elkhorn, NE 68022

Phone #:	(402) 829-6800

EIN #:	47-0554096

Fiscal Year:	8/31

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market? ☒ Yes ☐ No

April 2021 1

1.04 Employer

The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan [insert “Not Applicable” if none have been authorized]:

Entity	Publicly Traded on Est. Securities Market
	Yes	No
Lindsay Transportation Solutions, LLC	☐	☒
Lindsay Irrigation Solutions, LLC	☐	☒
Elecsys International, LLC	☐	☒
FORMTEXT	☐	☐
FORMTEXT	☐	☐
FORMTEXT	☐	☐
FORMTEXT	☐	☐

1.05 Administrator

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name:	Lindsay Corporation 401(k) Committee

Address:	Same as above

Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

April 2021 2

1.06 Key Employee Determination Dates

The Employer has designated December 31 as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated April 1 as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

April 2021 3

2.01 Participation

☐ Employees [complete (i), (ii) or (iii)]

☒ Eligible Employees are selected by the Employer.

☐ Eligible Employees are those employees of the Employer who satisfy the following criteria:

FORMTEXT

FORMTEXT

FORMTEXT

FORMTEXT

FORMTEXT

☐ Employees are not eligible to participate.

☒ Directors [complete (i), (ii) or (iii)]

☐ All Directors are eligible to participate.

☐ Only Directors selected by the Employer are eligible to participate.

☒ Directors are not eligible to participate.

April 2021 4

3.01 Compensation

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

☒ Compensation is defined as:

Base salary

Bonuses and commissions

FORMTEXT

FORMTEXT

FORMTEXT

FORMTEXT

☐ Compensation as defined in FORMTEXT [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

☐ Director Compensation is defined as:

FORMTEXT

FORMTEXT

FORMTEXT

☐ Compensation shall, for all Plan purposes, be limited to $ FORMTEXT .

☐ Not Applicable.

April 2021 5

3.02 Bonuses

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election (commissions will be included with each bonus type for election purposes, as provided in Article 4):

Type	[Will be treated as] Performance Based Compensation
	Yes	No
Employee Incentive Plan (EIP)	☐	☒
Management Incentive Plan (MIP)	☐	☒
	☐	☐
	☐	☐
FORMTEXT	☐	☐

☐ Not Applicable.

April 2021 6

4.01 Participant Contributions

If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a) Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and/or “percentage amount”.

(i) Compensation other than Bonuses and Commissions [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount			Increment
		Min	Max	Min	Max
Base salary	FORMTEXT	FORMTEXT	0%	80%	1%

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii) Bonuses and Commissions [do not complete if you complete (iii)]

Type of Bonus / Commission	Dollar Amount		% Amount		Increment
		Min	Max	Min	Max
EIP and Commissions	$0	N/A	0%	100%	1%
MIP and Commissions	$0	N/A	0%	100%	1%

(iii) Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max
FORMTEXT	FORMTEXT	FORMTEXT %	FORMTEXT %	FORMTEXT %

April 2021 7

(iv) Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
		Min	Max	Min	Max
Annual Retainer	FORMTEXT	FORMTEXT	FORMTEXT %	FORMTEXT %	FORMTEXT %
Meeting Fees Other:	FORMTEXT	FORMTEXT	FORMTEXT %	FORMTEXT %	FORMTEXT %
Other: FORMTEXT	FORMTEXT	FORMTEXT	FORMTEXT %	FORMTEXT %	FORMTEXT %
Other: FORMTEXT	FORMTEXT	FORMTEXT	FORMTEXT %	FORMTEXT %	FORMTEXT %

(b) Election Period

(i) Performance Based Compensation

A special election period

☐ Does

☒ Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii) Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☒ May

April 2021 8

☐ May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he or she is eligible to participate in the Plan.

The special election period, if applicable, will be determined by the Employer.

(c) No Participant Contributions

☐ Participant contributions are not permitted under the Plan.

April 2021 9

5.01 Employer Contributions

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a) Matching Contributions

(i) Amount

For each Plan Year, the Employer shall make a matching contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

☐ FORMTEXT [insert percentage]% of the Compensation the Participant has elected to defer for the Plan Year

☐ An amount determined by the Employer in its sole discretion

☐ Matching contributions for each Participant shall be limited to $ FORMTEXT and/or FORMTEXT [insert percentage]% of Compensation

☐ Other:

FORMTEXT

FORMTEXT

☐ Not Applicable [Proceed to Section 5.01(b)]

(ii) Eligibility for matching contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of matching contributions determined in accordance with Section 5.01(a)(i) provided he or she satisfies the following requirements [complete the ones that are applicable]:

☐ Describe requirements:

FORMTEXT

FORMTEXT

April 2021 10

☐ Is selected by the Employer in its sole discretion to receive an allocation of matching contributions

☐ No requirements

(iii) Time of Allocation

Matching contributions, if made, shall be treated as allocated [select one]:

☐ As of the last day of the Plan Year

☐ At such times as the Employer shall determine in its sole discretion

☐ At the time the Compensation on account of which the matching contribution is being made would otherwise have been paid to the Participant

☐ Other:

FORMTEXT

FORMTEXT

(b) Other Contributions

(i) Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

☐ An amount equal to FORMTEXT [insert percentage]% of the Participant’s Compensation

☐ An amount determined by the Employer in its sole discretion

☐ Contributions for each Participant shall be limited to $ FORMTEXT

☐ Other:

FORMTEXT

FORMTEXT

April 2021 11

☐ Not Applicable [Proceed to Section 6.01]

(ii) Eligibility for Other Contribution

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he or she satisfies the following requirements [complete the one that is applicable]:

☐ Describe requirements:

FORMTEXT

FORMTEXT

☐ Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

☐ No requirements

(iii) Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

☐ As of the last day of the Plan Year

☐ At such times or times as the Employer shall determine in its sole discretion

☐ Other:

FORMTEXT

FORMTEXT

(c) No Employer Contributions

☒ Employer contributions are not permitted under the Plan.

April 2021 12

6.01 Distributions

The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a) Timing of Distributions

(i) All distributions shall commence in accordance with the following [choose one]:

☐ As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).

☒ Monthly on 5th business day

☐ Annually on specified month and day FORMTEXT [insert month and day]

☐ Calendar quarter on specified month and day FORMTEXT [insert month and day] Q FORMTEXT [insert numerical quarter 1, 2, 3, or 4]

(ii) The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

☐ Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for FORMTEXT [insert number of months] months

☐ Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases

☐ Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

FORMTEXT

FORMTEXT

☐ Not applicable

(b) Distribution Events

(i) Participant Contributions under Section 4.01(a)

April 2021 13

Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

	Lump Sum	Installments
☒	☒	2-5 years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☒	☒	2-10 years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years

The minimum deferral period for Specified Date or Specified Age event shall be 2 years.

April 2021 14

Installments may be paid [select each that applies]

☐ Monthly

☐ Quarterly

☐ Semi-Annually

☒ Annually

(ii) Employer Contributions under Section 5.01(a) and (b)

Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

April 2021 15

	Lump Sum	Installments
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years
☐	☐	FORMTEXT years

The minimum deferral period for Specified Date or Specified Age event shall be FORMTEXT years.

Installments may be paid [select each that applies]

☐ Monthly

☐ Quarterly

☐ Semi-Annually

April 2021 16

☐ Annually

(c) Specified Date and Specified Age elections may not extend beyond age FORMTEXT [insert age or “Not Applicable” if no maximum age applies].

(d) Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

Events	Form of Payment
	Lump Sum	Installments

☐	☐	FORMTEXT

☐	☐	FORMTEXT

☒	☒	FORMTEXT

☐	☐	FORMTEXT

☐	☐	FORMTEXT

(e) Involuntary Cashouts

☒ If the Participant’s vested Account at the time of his or her Separation from Service does not exceed $25,000, distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☐ There are no involuntary cashouts.

April 2021 17

(f) Retirement

☐ Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

FORMTEXT

FORMTEXT

☒ No special definition of Retirement applies.

(g) Distribution Election Change

A Participant

☒ Shall

☐ Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification 5 number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h) Frequency of Elections

The Plan Sponsor

☒ Has

☐ Has Not

elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he or she first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

(i) Disability

April 2021 18

For Purposes of Section 2.11 of the Plan, Disability shall be defined as

☐ Total disability as determined by the Social Security Administration or the Railroad Retirement Board.

☐ As determined by the Employer’s long term disability insurance policy.

☐ As follows [insert description of requirements]:

FORMTEXT

FORMTEXT

☒ Not applicable.

April 2021 19

7.01 Vesting

(a) Matching Contributions

The Participant’s vested interest in the amount credited to his or her Account attributable to matching contributions shall be based on the following schedule:

☐	Years of Service	Vesting %

	0	FORMTEXT %	[insert “100” if there is immediate vesting]

	1	FORMTEXT %

	2	FORMTEXT %

	3	FORMTEXT %

	4	FORMTEXT %

	5	FORMTEXT %

	6	FORMTEXT %

	7	FORMTEXT %

	8	FORMTEXT %

	9	FORMTEXT %

☐ Other:

FORMTEXT

FORMTEXT

☐ Class year vesting applies:

FORMTEXT

☒ Not applicable.

April 2021 20

(b) Other Employer Contributions

The Participant’s vested interest in the amount credited to his or her Account attributable to Employer contributions other than matching contributions shall be based on the following schedule:

☐	Years of Service	Vesting %

	0	FORMTEXT %	[insert “100” if there is immediate vesting]

	1	FORMTEXT %

	2	FORMTEXT %

	3	FORMTEXT %

	4	FORMTEXT %

	5	FORMTEXT %

	6	FORMTEXT %

	7	FORMTEXT %

	8	FORMTEXT %

	9	FORMTEXT %

☐ Other:

FORMTEXT

FORMTEXT

☐ Class year vesting applies:

FORMTEXT

☒ Not applicable.

April 2021 21

(c) Acceleration of Vesting

The Participant’s vested interest in his or her Account will automatically be 100% upon the occurrence of the following events [select the ones that are applicable]:

☐ Death.

☐ Disability.

☐ Change in Control.

☐ Eligibility for Retirement.

☐ Other:

FORMTEXT

FORMTEXT

☒ Not applicable.

(d) Years of Service

(i) A Participant’s Years of Service shall include all service performed for the Employer and

☐ Shall

☐ Shall Not

include service performed for the Related Employer.

(ii) Years of Service shall also include service performed for the following entities:

FORMTEXT

FORMTEXT

FORMTEXT

FORMTEXT

April 2021 22

FORMTEXT

(iii) Years of Service shall be determined in accordance with [select one]:

☐ The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

☐ The general method in DOL Reg. Sec. 2530.200b-1 through b-4

☐ Participant’s Years of Service credited under:

FORMTEXT [insert name of plan]

☐ Other:

FORMTEXT

FORMTEXT

FORMTEXT

FORMTEXT

☒ Not applicable.

April 2021 23

8.01 Unforeseeable Emergency

(a) A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

☒ Will

☐ Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b) Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

☒ Will

☐ Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

April 2021 24

9.01 Investment Decisions

Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

☒ The Participant or his or her Beneficiary

☐ The Employer

April 2021 25

10.01 Trust

The Employer [select one]:

☒ Does

☐ Does Not

intend to establish a trust as provided in Article 11 of the Plan.

April 2021 26

11.01 Termination Upon Change In Control

The Plan Sponsor

☒ Reserves

☐ Does Not Reserves

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02 Automatic Distribution Upon Change In Control

Distribution of the remaining vested balance of each Participant’s Account

☐ Shall

☒ Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03 Change In Control

A Change in Control for Plan purposes includes the following [select each definition that applies]:

☒ A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

☒ A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

☒ A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

☐ Not Applicable.

April 2021 27

12.01 Governing State Law

The laws of Nebraska shall apply in the administration of the Plan to the extent not preempted by ERISA.

April 2021 28

Execution Page

The Plan Sponsor has caused this Adoption Agreement to be executed this 30th day of April, 2022.

Plan Sponsor:	Lindsay Corporation
By:	/s/ Eric Arneson
Title:	FORMTEXT Senior Vice President

April 2021 29

Appendix A

Special Effective Dates

Not Applicable

April 2021 30